UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 833-7742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Conditions.

On October 29, 2004, the Registrant issued a press release announcing financial results the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

(c) The following is a list of the exhibits filed herewith.

99.1 Earnings release for the quarter ended September 30, 2004, issued on October 29, 2004

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: October 28, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

      99.1                   Earnings release for the quarter ended September 30, 2004, issued on October 29, 2004.